D. F. King & Co., Inc.

Outbound Script

ING Unified VP / ING Aetna VP Portfolios

Special Meeting of Shareholders: April 22, 2013, adjourned to: April 26, 2013

Introduction:

Hello, my name is [REPRESENTATIVE STATES THEIR FIRST AND LAST NAME] and I am calling from D.F. King & Co. on behalf of the ING [REPRESENTATIVE STATES PORTFOLIO NAME] May I speak with Mr./Mrs./Ms. [SHAREHOLDER’S LAST NAME]?

If the shareholder is not available:

I am calling regarding a proxy meeting scheduled for April 22, 2013 and adjourned to April 26, 2013, may I leave a call back number so that he/she may get more information regarding the matter? Or is there a better time to reach him/her?

[ONCE SHAREHOLDER IS ON THE LINE]:

Mr./Mrs. /Ms. [SHAREHOLDER’S LAST NAME] my name is [REPRESENTATIVE STATES THEIR FIRST AND LAST NAME] and I am calling on a recorded line regarding your investment in the ING [REPRESENTATIVE STATES PORTFOLIO NAME]

Recently, you were mailed a proxy statement, along with a voting instruction card to cast your vote at the upcoming Meeting of Shareholders to be held on April 22, 2013 and adjourned to April 26, 2013.  The tabulator for the Meeting has yet to receive your vote.  Therefore, I’m calling to ask if you would be willing to vote your shares by telephone with me now?

IF THEY DID NOT RECEIVE PROXY MATERIALS — Help the shareholder obtain the materials he/she requires.  Make sure the address is correct, make any necessary corrections [code the disposition as “14” or “15”].

Voting:

IF YES/THE SHAREHOLDER WOULD LIKE TO VOTE THEIR SHARES — The Board has approved the proposals and is recommending a vote in favor of the proposals.  Would you like to vote your shares as recommended by the Board on the proposals?

Just to confirm, you have voted FOR/AGAINST/ABSTAIN on the proposals [REPRESENTATIVE READS THE VOTE FOR EACH PROPOSAL].  Is that correct?

IF YES — Thank you.  I have recorded your votes.  A written confirmation of your votes will be sent to you at your address of record.  For confirmation purposes, please tell me your city, state and zip code?

If the city, state and zip code are correct:

Thank you for your time and your vote Mr./Mrs./Ms. [SHAREHOLDER’S LAST NAME].  Have a good [DAY/AFTERNOON/EVENING]. END CALL.

If the city, state and/or zip code are NOT correct:

Mr./Mrs./Ms.[SHAREHOLDER’S LAST NAME] the city, state and/or zip code that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone.  Instead, I urge you to complete, sign, date and return your proxy card or voting instruction form at your earliest convenience, or vote your shares by touch-tone telephone or on the Internet by following the instructions provided on your proxy card or voting instruction form.  Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END CALL.

IF NO/THE SHAREHOLDER WOULD NOT LIKE TO VOTE THEIR SHARES — [REFER TO APPROPRIATE REBUTTAL AND CONCLUDE BY ASKING IF UPON REFLECTION THE SHAREHOLDER WOULD LIKE YOU TO RECORD THEIR VOTE]

IF YES/THE SHAREHOLDER HAS DECIDED TO VOTE THEIR SHARES — Thank you.  The Board has approved the proposals and is recommending a vote in favor of the proposals.  Would you like to vote your shares as recommended by the Board on the proposals?

Just to confirm, you have voted FOR/AGAINST/ABSTAIN on the proposal [REPRESENTATIVE READS THE VOTE FOR EACH PROPOSAL].  Is that correct?

IF YES — Thank you.  I have recorded your votes.  A written confirmation of your votes will be sent to you at your address of record.  For confirmation purposes, please tell me your city, state and zip code?

If the city, state and zip code are correct:

Thank you for your time and your vote Mr./Mrs./Ms. [SHAREHOLDER’S LAST NAME].  Have a good [DAY/AFTERNOON/EVENING]. END CALL.

If the city, state and/or zip code are NOT correct:

Mr./Mrs./Ms.[SHAREHOLDER’S LAST NAME] the city, state and/or zip code that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone.  Instead, I urge you to complete, sign, date and return your proxy card or voting instruction form at your earliest convenience, or vote your shares by touch-tone telephone or on the Internet by following the instructions provided on your proxy card or voting instruction form.  Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END CALL.

IF NO/THE SHAREHOLDER DOES NOT WISH TO VOTE — I’m sorry for the inconvenience. As a shareholder of the Fund on the record date, your vote is very important. If you change your mind and would like us to assist you in voting by telephone, please call us back toll-free at 1-800-628-8528 at any time between 10:00AM and 8:00PM (Eastern Daylight Time) weekdays or between 11:00AM and 5:00PM on Saturdays.  Or you can vote at any time by completing, signing, dating and returning your voting instruction card using the postage-paid envelope provided, or by touch-tone telephone or on the Internet by following the instructions provided on your voting instruction card.  Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END CALL

D. F. King & Co., Inc.

Answering Machine Script

ING Unified VP / ING Aetna VP Portfolios

Special Meeting of Shareholders: April 22, 2013, adjourned to: April 26, 2013

Hello.  My name is [REPRESENTATIVE STATES THEIR FIRST AND LAST NAME] and I am calling from D.F. King & Co. regarding your investment in the ING [REPRESENTATIVE STATES PORTFOLIO NAME] You should have recently received proxy materials in the mail concerning the Fund’s Special Meeting of Shareholders held on April 22, 2013 and adjourned to April 26, 2013.

Your vote is important. Please sign, date and promptly mail your voting instruction card in the postage-paid envelope provided.

Internet or touch-tone telephone voting also is available. Please follow the instructions provided on your voting instruction card.

If you have any questions, would like to vote, or need new proxy materials, please call D.F. King at 1-800-628-8528.

Thank you.

ING Investors Trust

ING Partners, Inc.

ING Variable Insurance Trust

ING Variable Products Trust

(your Portfolio is identified on your voting instruction card{s})

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ  85258-2034

We recently sent you proxy materials regarding a Meeting of Shareholders scheduled to be held on April 22, 2013, now adjourned to April 26, 2013.   Our records indicate that we have not received your vote. We urge you to vote as soon as possible so we can obtain a sufficient number of votes to hold the meeting. By voting now you will help save on the cost of additional solicitation.

Please Vote Today!

You may think your vote is not important, but your participation is critical to hold the meeting, so please vote immediately.  You and all other Portfolio shareholders will benefit from your cooperation.

The Board recommends a vote “FOR” all proposals being voted on as detailed in you Notice of a Meeting of Shareholders and Proxy Statement.  A copy of the Notice/Proxy Statement is available by calling the toll free number shown below.

1-800-628-8528

Your vote is needed immediately! Please vote now to be sure your vote is received in time for the April 26, 2013 adjourned Meeting of Shareholders.

Your Fund has made it very easy for you to vote.  Choose one of the following methods:

•                  Speak to a live proxy specialist by calling 1-800-628-8528. We can answer your questions and record your vote. (Open: M-F 8am – 10pm, Sat 11am – 5pm ET)

•                  Log on to the internet voting site on your card, enter your control number printed on the card, and vote by following the on-screen prompts.

•                  Call the phone number on your card, enter the control number printed on the card, and follow the touchtone prompts.

•                  Mail in your signed card in the postage-paid envelope provided.

Voting takes only a few minutes. Thank you for your participation in this important matter.

INGUVP-R

ING Money Market Portfolio

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ  85258-2034

We recently sent you proxy materials regarding a Meeting of Shareholders scheduled to be held on April 22, 2013, now adjourned to April 26, 2013.   Our records indicate that we have not received your vote. We urge you to vote as soon as possible so we can obtain a sufficient number of votes to hold the meeting. By voting now you will help save on the cost of additional solicitation.

Please Vote Today!

You may think your vote is not important, but your participation is critical to hold the meeting, so please vote immediately.  You and all other Portfolio shareholders will benefit from your cooperation.

The Board recommends a vote “FOR” all proposals being voted on as detailed in you Notice of a Meeting of Shareholders and Proxy Statement.  A copy of the Notice/Proxy Statement is available by calling the toll free number shown below.

1-800-628-8528

Your vote is needed immediately! Please vote now to be sure your vote is received in time for the April 26, 2013 adjourned Meeting of Shareholders.	•	Speak to a live proxy specialist by calling 1-800-628-8528. We can answer your questions and record your vote. (Open: M-F 8am – 10pm, Sat 11am – 5pm ET)

	•	Log on to the internet voting site on your card, enter your control number printed on the card, and vote by following the on-screen prompts.

	•	Call the phone number on your card, enter the control number printed on the card, and follow the touchtone prompts.

	•	Mail in your signed card in the postage-paid envelope provided.
Voting takes only a few minutes. Thank you for your participation in this important matter. Your Fund has made it very easy for you to vote. Choose one of the following methods:		INGAMMP-R

Vote by using Federal Express

1.                                      Sign and date your ballot(s).

2.                                      Insert the signed and dated ballot(s) into the Federal Express return envelope.  A pre-printed air bill form is attached to the envelope.

3.                                      Call Federal Express at 1-800-GO FED EX and inform them that you have a Federal Express package to be picked up.

4.                                      A Federal Express messenger will be dispatched to your home or office.

5.                                      There is a FedEx account number pre-printed on the air bill - there is no cost to you for this service.

Vote by Telephone

Call 1-800-628-8528 during the hours of 8am and 10pm M-F and 11am and 5pm Saturday (Eastern).

Our representative will gladly answer questions and record your vote by phone.

Vote by Fax

Sign and date your ballot(s) and fax your vote(s) to us at (718) 439-4480.  The fax service is available 24 hours a day.